EXHIBIT 32.1

                               CELSION CORPORATION
                                  CERTIFICATION
                   PURSUANT TO 18 UNITED STATES CODE ss. 1350

         The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 of Celsion Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /s/ Augustine Y. Cheung
                                                      -----------------------
                                                      Augustine Y. Cheung
                                                      Chief Executive Officer


August 14, 2003